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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


2215 B Renaissance Drive
Suite 5
Las Vegas, Nevada                                                      89119
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 966-4246

         (Former name or former address, if changed since last report)
                          2920 Green Valley Parkway
                               Suite 3-321-8
                           Henderson, Nevada 89014
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01. Financial Statements and Exhibits

           The following exhibit is furnished herewith:

           21 Monthly Servicer's Certificate issued on November 22, 2004 for the monthly period of October 1, 2004 through October 31, 2004, relating to the Series 2000-C, 2001-A, 2002-A, 2003-A,
                 2003-B, 2003-C, and 2003-D Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to
                 Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A,
                 2003-B, 2003-C, and 2003-D Indenture Supplements dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003, June 1, 2003, August 1, 2003 and December 1, 2003
                 respectively.

                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           ADVANTA BUSINESS CARD MASTER TRUST

                           By: Advanta Bank Corp., as attorney-in-fact

                           By:   /s/ Michael Coco
                                 -----------------
                           Name: Michael Coco
                           Title: Vice President and Treasurer

                           ADVANTA BUSINESS RECEIVABLES CORP.

                           By:   /s/ Susan McVeigh
                                 -----------------
                           Name: Susan McVeigh
                           Title: Vice President and Assistant Treasurer


Dated: November 22, 2004

                                  Exhibit Index

Exhibit No.                                                                                     Page
-----------                                                                                     ----
21.1              Monthly Servicer's Certificate dated November 22, 2004 prepared by the
                  Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the
                  Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C,
                  and 2003-D Indenture Supplement covering the period of
                  October 1, 2004 through October 31, 2004.